UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2008

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On December 12, 2008, Taxi Medallion Loan Trust III (the “Trust”), a newly formed indirect wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), entered into a Loan and Security Agreement (the “Credit Agreement”) with Autobahn Funding Company LLC as the lender (the “Lender”) and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main (“DZ Bank”) as Agent.

Under the Credit Agreement, the Lender provides a maximum amount of $200.0 million of revolving financing. This liquidity permits the Trust to purchase medallion loans originated by the Company’s wholly-owned subsidiary Medallion Funding Corp. (“Medallion Funding”) as well as other approved sellers. The indebtedness under the Credit Agreement will be primarily secured by the medallion loans originated by Medallion Funding or other approved sellers and sold to the Trust. Medallion Funding has provided the Lender and Agent with a limited recourse guaranty of the Trust’s indebtedness, not to exceed the lesser of (i) 5% of the aggregate net principal balance of the medallion loans included in the collateral at the time of an event of default, (ii) 5% of the maximum facility amount and (iii) 10% of the aggregate outstanding principal balance of the advances at the time of an event of default. The Trust’s loans are serviced by Medallion Funding. The Company has provided the Lender and the Agent with a performance guaranty guaranteeing the punctual performance of Medallion Funding’s servicing obligations.

Borrowings under the Credit Agreement bear interest at varying rates that are generally based on the Lender’s cost of commercial paper or the Lender’s LIBO rate plus an applicable margin. Financing through the Credit Agreement will be provided for five years.

The Credit Agreement contains customary covenants including a borrowing base covenant, rapid amortization in certain circumstances and covenants to preserve the Trust’s bankruptcy remote status. In addition, if certain financial tests are not met, Medallion Funding can be replaced as the servicer. The Credit Agreement contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, certain events of bankruptcy and insolvency, certain ERISA events, and judgments in excess of specified amounts.

The Trust is a separate legal and corporate entity with its own creditors who, in any liquidation of the Trust, would be entitled to be satisfied out of the Trust’s assets prior to any value in the Trust becoming available to the Trust’s equity holders. The assets of the Trust, including the medallion loans sold to the Trust, are not available to pay obligations of its affiliates or any other party, and the assets of affiliates or any other party are not available to pay obligations of the Trust.

The foregoing description is qualified in its entirety by reference to the agreements which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On December 12, 2008, Medallion Funding entered into an amendment (the “Amendment”) to its Amended and Restated Revolving Secured Line of Credit Promissory Note, dated March 6, 2006 (the “Note”), in favor of New York Commercial Bank, successor in interest to Atlantic Bank, for up to $8 million in principal amount. The Amendment effectuated certain technical changes to the Note.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 8.01	OTHER EVENTS.

The Company issued a press release to the news media announcing, among other things, the Company’s completion of the Trust transaction described above.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Amendment to Amended and Restated Revolving Secured Line of Credit Promissory Note, dated as of December 12, 2008, by Medallion Funding Corp., in favor of New York Commercial Bank.

10.1	Loan and Security Agreement, dated as of December 12, 2008, among Taxi Medallion Loan Trust III, Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as Agent.

10.2	Servicing Agreement, dated as of December 12, 2008, by and among Taxi Medallion Loan Trust III, Medallion Funding Corp., and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

10.3	Loan Sale and Contribution Agreement, dated December 12, 2008, by and between Medallion Funding Corp. and Taxi Medallion Loan Trust III.

10.4	Amended and Restated Trust Agreement, dated as of December 12, 2008, by and between Medallion Funding Corp. and U.S. Bank Trust, N.A.

10.5	Limited Recourse Guaranty, dated as of December 12, 2008, by Medallion Funding Corp., in favor of Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as Agent.

10.6	Performance Guaranty, dated as of December 12, 2008, by Medallion Financial Corp., in favor of Taxi Medallion Loan Trust III, Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as Agent.

99.1	Press release, dated December 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name:	Larry D. Hall
Title:	Chief Financial Officer

Date: December 16, 2008

Exhibit Index

Exhibit No.	Description
4.1	Amendment to Amended and Restated Revolving Secured Line of Credit Promissory Note, dated as of December 12, 2008, by Medallion Funding Corp., in favor of New York Commercial Bank.

10.1	Loan and Security Agreement, dated as of December 12, 2008, among Taxi Medallion Loan Trust III, Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as Agent.

10.2	Servicing Agreement, dated as of December 12, 2008, by and among Taxi Medallion Loan Trust III, Medallion Funding Corp., and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.

10.3	Loan Sale and Contribution Agreement, dated December 12, 2008, by and between Medallion Funding Corp. and Taxi Medallion Loan Trust III.

10.4	Amended and Restated Trust Agreement, dated as of December 12, 2008, by and between Medallion Funding Corp. and U.S. Bank Trust, N.A.

10.5	Limited Recourse Guaranty, dated as of December 12, 2008, by Medallion Funding Corp., in favor of Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as Agent.

10.6	Performance Guaranty, dated as of December 12, 2008, by Medallion Financial Corp., in favor of Taxi Medallion Loan Trust III, Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as Agent.

99.1	Press release, dated December 16, 2008.